Exhibit 10.3.3
[Translation of Chinese original]
Amendment Agreement to Investment Framework Agreement
by and among
Redgate Interactive Advertising (Beijing) Co., Ltd.
and
All Natural Persons Listed in Appendix I
and
Beijing Yanhuang Shengshi Advertising Co., Ltd.
January 12, 2010

The Supplementary Agreement for Investment Framework Agreement (“Supplementary Agreement”) was executed by the following parties hereto on January 12, 2010 in Beijing, China:
(1) Redgate Interactive Advertising (Beijing) Co., Ltd., a wholly foreign-owned company incorporated and existing under the laws of China, with its registered address at Room 804, Building 2, No. 19 Jianguomenwai Avenue, Chaoyang District, Beijing, China (“Investor”);
(2) all natural persons listed in Appendix I (“Existing Shareholders”); and
(3) Beijing Yanhuang Shengshi Advertising Co., Ltd., a limited liability company incorporated and existing under the laws of China, with its registered address at No. 320 South to Miaocheng Cross, Miaocheng Town, Huairou District, Beijing, China (“Company”).
(The Investor, the Existing Shareholders and the Company are collectively referred to as the “Parties” and individually as a “Party”.)
Whereas:
(A) The Investor is a wholly foreign-owned company incorporated and existing under the laws of China and engages in advertisement-related businesses. The Company is a limited liability company incorporated on April 19, 2000 in accordance with the Company Law of the People’s Republic of China and the relevant laws and regulations of China. The Company’s Existing Shareholders held 100% equity interest of the Company prior to August 3, 2008 as follows: Yigang Zhao, 75%; Bin He, 10%; Youyi Wang, 10%; and Ting Li, 5%;
(B) The Investment Framework Agreement (“Investment Framework Agreement”) was executed on August 3, 2008 by and among the Investor, the Existing Shareholders and the Company, specifying the Investor’s acquisition of 51% equity interest of the Company held by the Existing Shareholders, the detailed operation mode and the Investor’s acquisition of the remaining equity interest held by the Existing Shareholders;
(C) Since relevant matters to the Project have changed, the Investor and Existing Shareholders decide through amiable negotiation to modify relevant articles of the Investment Framework Agreement so that Investor may successfully acquire 51% of equity interest of the Company held by the Existing Shareholders and the remaining equity interest held by the Existing Shareholders.

Now, therefore, the Parties agree through amiable negotiation on the principle of equality and mutual benefit in accordance with the Company Law of the People’s Republic of China, the Contract Law of the People’s Republic of China and other pertinent laws and regulations of China and on the basis of the relevant terms, conditions, agreements of and acknowledgement by the Parties of receipt of the considerations payable by the Investor as at the date of the Supplementary Agreement and paid by the Investor in connection with 51% equity interest of the Company:
1. According to the background information as mentioned in “Whereas” Clause of the Supplementary Agreement, the Parties agree to modify Article 2.1.(5) of the Investment Framework Agreement as follows:
“2.1.(5). The Parties understand and agree that the Investor is obliged to make the following arrangement for payment of the equity transfer price:
(a) The Investor shall be obliged to agree to pay RMB thirty-two million one hundred and thirty thousand (RMB32,130,000) from the Domestic Co-managed Account to the Existing Shareholders or their designated accounts on the delivery date of initial equity transfer;
(b) The Investor shall pay RMB nineteen million two hundred and seventy-eight thousand (RMB19,278,000) to the Existing Shareholders or their designated domestic accounts within seven (7) business days from the first anniversary of the delivery date of initial equity transfer or prior to January 31, 2010, whichever is later;
(c) The Investor shall pay RMB ten million five hundred and fifty-two thousand (RMB10,552,000) to the Existing Shareholders or their designated domestic accounts within seven (7) business days from the second anniversary date of the delivery date of initial equity transfer
The Existing Shareholders shall, prior to the delivery date of initial equity transfer, provide the information about their domestic accounts for collection of such payments.”
2. According to the background information as mentioned in “Whereas” Clause of the Supplementary Agreement, the Parties agree to modify Article 4.5 of the Investment Framework Agreement as follows:
The Existing Shareholders shall complete the procedures for alteration of industrial and commercial registration in connection with the transfer of the remaining equity interest to the Investor within twenty-five (25) working days after the Investor pays the first instalment for the remaining equity interest to the Co-managed Account (defined as below).

3. According to the background information as mentioned in “Whereas” Clause of the Supplementary Agreement, the Parties agree to modify Article 4.6 of the Investment Framework Agreement as follows:
“4.6 Where the Investor or its related party/parties fail to realize the satisfactory overseas listing within twelve (12) months from the delivery date of initial equity transfer but they realize the goal thereafter, the Investor shall, after all the conditions precedent as specified in Articles 4.6.1.1, 4.6.2.1 or 4.6.3.1 of the Agreement have been fulfilled, and qualified overseas listing has been completed, pay the considerations by instalments for the remaining equity interest of the Company to the Existing Shareholders or their designated third persons (whether domestic or overseas) by means of payment in cash of equivalent value. The Parties understand and agree that the Investor shall, after completion of all the conditions precedent (except for Paragraph iv) as mentioned in Article 4.6.1.1, pay the first instalment for the remaining equity interest to the account opened and managed jointly by the Investor and the Existing Shareholders (“Co-managed Account”). The Co-managed Account is an account subject to co-signature procedure. Money withdrawal from the Co-managed Account or other similar disposal shall be subject to the co-signature of the Investor and the Existing Shareholder. The Existing Shareholders shall be obliged to transfer the remaining equity interest to the Investor or its designated related party/parties according to the terms and conditions of the Agreement and to cooperate in completing such transaction at the Investor’s requirements. The performance of this Article involves conversion from RMB into USD, and the “exchange rate” shall be the average mean price of the exchange rate of USD against RMB published by the People’s Bank of China in the conversion year. The Investor shall pay the consideration by instalments for the remaining equity interest of the Company to the Existing Shareholders or their designated third persons according to the following schedule:
4.6.1 Payment of the first instalment for the remaining equity interest (“First Instalment for Remaining Equity Interest”) in cash to the Existing Shareholders or their designated third persons (whether domestic or overseas)
4.6.1.1 Conditions precedent for the Investor to permit the Existing Shareholders to withdraw the First Instalment for Remaining Equity Interest from the Co-managed Account
The Parties understand and agree that the conditions precedent for the Investor’s payment of the First Instalment for Remaining Equity Interest to the Existing Shareholders or their designated third persons (whether domestic or overseas) include:
(i) All the conditions precedent as specified in Article 5.1 of the Agreement have been fulfilled (or, if not, they have been waived by the Investor on or prior to the delivery date of initial equity transfer);
(ii) Whether the Investor finds prior to the completion of initial equity transfer that (a) the Existing Shareholders have performed their other obligations under the remaining articles of the Agreement; or (b) (aa) although the Existing Shareholders have not performed their other obligations under the remaining articles of the Agreement, and (bb) it thus causes material adverse legal consequences or actual economic losses to the Company, and (cc) with the consent of the Investor and Existing Shareholders, (aaa) the Existing Shareholders have made full compensation to the Company in a way satisfactory to the Investor, or (bbb) the

Investor deducts the amount equivalent to the actual economic losses arising from the transfer price of the remaining equity interest payable to the Existing Shareholders;
(iii) Whether the Investor finds prior to the completion of initial equity transfer that (a) the statements and warranties made by the Existing Shareholders under the Agreement and all appendices hereto are true and accurate on the delivery date of initial equity transfer, free of false, misleading or material misstatements, and the Existing Shareholders have abided by and performed in all aspects the statements and warranties under the Agreement and all appendices hereto; or (b) (aa) although certain statements and warranties made by the Existing Shareholders in the Agreement and all appendices hereto are untrue and incorrect on the delivery date of initial equity transfer and contain false, misleading or material misstatements, or the Existing Shareholders fail to abide by and perform the Agreement and all appendices hereto (including the obligations thereunder); and (bb) the Existing Shareholders fail to abide by and perform the Agreement and all appendices hereto (including statements, warranties and obligations) in all aspects, which causes material adverse legal consequences or actual economic losses to the Company; and (cc) with the consent of the Investor and Existing Shareholders, (aaa) the Existing Shareholders have made full compensation to the Company in a way satisfactory to the Investor, or (bbb) the Investor deducts the amount equivalent to the actual economic losses arising from the transfer price of the remaining equity interest payable to Existing Shareholders;
(iv) The procedures for alteration of industrial and commercial registration in connection with the acquisition by the Investor or its related parties of the remaining equity interest of the Company have been completed;
(v) The Existing Shareholders are still holding full-time positions in the Company and providing management services in good faith and diligently in accordance with the requirements of the Articles of Association of the Company;
(vi) The Existing Shareholders have performed all obligations and arrangements under the Agreement or its supplementary agreements, without violation of the Agreement or its supplementary agreements;
(vii) The Investor’s internal organ (the Shareholders’ Meeting or Board of Directors) has, in accordance with the procedures of a listed company, approved the Investor’s acquisition of the remaining equity interest by means of payment of the First Instalment for Remaining Equity Interest to the Existing Shareholders.
4.6.1.2 Confirmation of the First Instalment for Remaining Equity Interest
Subject to Article 4.10 of the Agreement, the Investor shall, within fifteen (15) business days after all the conditions precedent as specified in Article 4.6.1.1 are fulfilled or waived, pay the First Instalment for Remaining Equity Interest to the Existing Shareholders as follows:
First Instalment for Remaining Equity Interest =A x C x 49% x 30% – RMB2,450,000
Of which,

A = audited net profit of the Company in 2008 calculated according to US GAAP (“Company’s Net Profit in 2008”). The Investor and the Existing Shareholders confirm that the Company’s Net Profit in 2008 is RMB eighteen million and twenty thousand (RMB18,020,000)
C = 9.5
4.6.2 Payment of the second instalment for the remaining equity interest (“Second Instalment for Remaining Equity Interest”) in cash to the Existing Shareholders or their designated third persons (whether domestic or overseas)
4.6.2.1 Conditions precedent for payment of the Second Instalment for Remaining Equity Interest to the Existing Shareholders or their designated third persons (whether domestic or overseas)
The Parties understand and agree that the conditions precedent for payment of the Second Instalment for Remaining Equity Interest to the Existing Shareholders include:
(i) All the conditions precedent as specified in Article 5.1 hereof have been fulfilled (or, if not, waived by the Investor on or prior to the delivery date of the initial equity transfer);
(ii) All the conditions precedent as specified in Article 4.6.1.1 hereof have been fulfilled (or, if not, waived by the Investor);
(iii) PWC has completed the audit upon the Company for 2009 according to US GAAP and issued an unqualified opinion audit report of the Company for 2009 to the Investor and Existing Shareholders; and, the audited profit after-tax is not less than RMB nineteen million (RMB19,000,000);
(iv) The Existing Shareholders are still holding full-time positions in the Company, providing management services and performing management duties in accordance with the Articles of Association of the Company;
(v) The Investor’s internal organ (the Shareholders’ Meeting or Board of Directors) has, in accordance with the procedures of a listed company, approved the Investor’s acquisition of the remaining equity interest by means of payment of the Second Instalment for Remaining Equity Interest to the Existing Shareholders.
4.6.2.2 Confirmation of the Second Instalment for Remaining Equity Interest
Subject to Article 4.10 of the Agreement, Investor shall, within fifteen (15) business days after all the conditions precedent as specified in Article 4.6.2.1 are fulfilled or waived, distribute the second-stage common shares of the Listed Company or pay in cash of equivalent value to the Existing Shareholders as follows:
Second Instalment for Remaining Equity Interest =A x C x 49% x 30%
Of which,
A = audited net profit of the Company in 2010 calculated according to US GAAP (“Company’s Net Profit in 2009”)
C = 6 (if the Company’s net profit 2009 is less than RMB19,000,000) or 9.5 (if the Company’s net profit 2009 is more than RMB19,000,000)
4.6.3 Payment of the third instalment for the remaining equity interest (“Third Instalment for Remaining Equity Interest”) to the Existing Shareholders or their designated third persons (whether domestic or overseas)
4.6.3.1 Conditions precedent for payment of the Third Instalment for Remaining Equity Interest to the Existing Shareholders or their designated third persons (whether domestic or overseas)
The Parties understand and agree that the conditions precedent for payment of the Third Instalment for Remaining Equity Interest to the Existing Shareholders include:
(i) All the conditions precedent as specified in Article 5.1 hereof have been fulfilled (or, if not, waived by the Investor on or prior to the delivery date of the initial equity transfer);
(ii) All the conditions precedent as specified in Article 4.6.2.1 hereof have been fulfilled (or, if not, waived by the Investor);
(iii) PWC has completed the audit upon the Company in 2010 according to US GAAP and issued an unqualified opinion audit report of the Company for 2010 to the Investor and Existing Shareholders; and, the audited profit after-tax 2010 is not less than RMB twenty million (RMB20,000,000);
(iv) The Existing Shareholders are still holding full-time positions in the Company, providing management services and performing management duties in accordance with the Articles of Association of the Company;
(v) The Investor’s internal organ (the Shareholders’ Meeting or Board of Directors) has, in accordance with the procedures of a listed company, approved the Investor’s acquisition of the remaining equity interest by means of payment of the Third Instalment for Remaining Equity Interest to the Existing Shareholders.
(vi) 75% of the amounts receivable by the Company 2010 have been collected.
4.6.3.2 Confirmation of the Third Instalment for Remaining Equity Interest
Subject to Article 4.10 of the Agreement, the Investor shall, within thirty (30) business days after the Listed Company issues the audited report 2010 according to US GAAP or within twenty (20) business days after all the conditions precedent as specified in Article 4.6.3.1 are fulfilled or waived, whichever is later, pay the Third Instalment for Remaining Equity Interest to the Existing Shareholders as follows:
Third Instalment for Remaining Equity Interest = A x C x 49% x 40%
Of which,
A = audited net profit of the Company in 2010 calculated according to US GAAP (“Company’s Net Profit 2010”)
C = 6 (if the Company’s net profit 2010 is less than RMB20,000,000) or 9.5 (if the Company’s net profit 2010 is more than RMB20,000,000) or 10 (if the Company’s net profit 2010 is more than RMB25,000,000)
The Parties understand and agree that, if the Company’s net profit in 2010 is more than RMB25,000,000, the number of C in the formulas as mentioned in Article 4.6.1.2 or 4.6.2.2 is confirmed as 9.5 and the Investor has paid the First Instalment for Remaining Equity Interest and the Second Instalment for Remaining Equity Interest according to the relevant calculation result (“Original Calculation Result”), it is agreed to raise the number of C in the formulas as mentioned in Article 4.6.1.2 or 4.6.2.2 from 9.5 to 10, and to recalculate according to the formulas as mentioned in Article 4.6.1.2 or 4.6.2.2 (“New Calculation”), then the Investor shall pay the difference between Original Calculation Result and New Calculation Result when the Investor pays the Third Instalment for Remaining Equity Interest to the Existing Shareholders.
4. According to the background information as mentioned in “Whereas” Clause of the Supplementary Agreement, the Parties agree to modify Article 4.7 of the Investment Framework Agreement as follows:

4.7 The Company’s equity valuation shall be reduced appropriately according to the aforesaid Articles 2.3, 2.4 and 2.5 when the audited profit after-tax during the periods for performance calculation, 2009 or 2010 is less than that estimated by the Parties, namely, RMB eighteen million (RMB18,000,000)., However, if within thirty (30) days after the Company’s annual audit report in the previous year is issued according to the prevailing US GAAP in 2010 and 2011, the Existing Shareholders fail to transfer the equity proportion calculated according to the aforesaid Articles 2.3, 2.4 and 2.5 to the Investor free of charge successfully, the Parties understand, agree and emphasize that 49% in the formulas as mentioned Article 4.6.2.2 and 4.6.3.2 shall be replaced as follows:
The equity proportion in lieu of 49% in the formula under Articles 4.6.2.2 =49%-{RMB sixty-one million nine hundred and sixty thousand (RMB61,960,000)/[audited profit after-tax 2009 ×7 ]×100%-51%};
The equity proportion in lieu of 49% in the formula under Articles 4.6.3.2 =49%-{RMB sixty-one million nine hundred and sixty thousand (RMB61,960,000)/[audited profit after-tax 2010 ×7 ]×100%-51%}”
5. The Investor and Existing Shareholders agree to enter into a equity transfer agreement concerning acquisition of the Company’s remaining equity interest, of which the format and contents shall be subject to Appendix 2 hereto, according to the contents of the Supplementary Agreement and the Investment Framework Agreement when the Supplementary Agreement is executed, and to complete the procedures for transfer of the Company’s remaining equity interest according to the terms and conditions of the Supplementary Agreement and the Investment Framework Agreement.
6. In case of barriers in realization of the Equity Transfer and in performance of relevant payment obligations under the Supplementary Agreement and the Investment Framework Agreement as a result of domestic and foreign laws and regulations, especially, pertinent domestic and foreign laws and regulations on foreign exchange administration, the Parties shall make active negotiation and flexible treatment, and the Investor and the Existing Shareholders shall be obliged to find out, jointly and actively, relevant possible suitable methods to complete the Equity Transfer and the payment obligations under the Supplementary Agreement and the Investment Framework Agreement.
7. The Parties understand and agree that the Investor shall pay to the Existing Shareholders the late fee at the daily rate of 0.4‰ of the corresponding instalment for the Remaining Equity Interest as mentioned in this Article if the Investor or its related parties have realized the qualified overseas listing but fail to pay any instalment for the Remaining Equity Interest (including First Instalment for Remaining Equity Interest, Second Instalment for Remaining Equity Interest and Thirty Instalment for Remaining Equity Interest) according to the Supplementary Agreement within thirty (30) days after fulfillment of all the conditions precedent.
8. The remaining sections and articles of the Investment Framework Agreement shall be binding upon the Parties according to the terms and conditions of the Investment Framework Agreement, except for modifications to the Investment Framework Agreement in the Supplementary Agreement, including, but not limited to, Articles 2.1.5, 4.5 and 4.7.

9. Unless otherwise defined herein, the terms used and defined or interpreted in the Investment Framework Agreement shall have the same definitions or interpretations in the Supplementary Agreement.
[Execution Page Below]

[Execution Page of the Supplementary Agreement for Investment Framework Agreement]
Redgate Interactive Advertising (Beijing) Co., Ltd.

Signature:	/s/ Ying Zhu	[company seal]
Name: Ying Zhu
Title: Legal Representative

Yigang Zhao
Signature:	/s/ Yinggang Zhao

Bin He
Signature:	/s/ Bin He

Youyi Wang
Signature:	/s/ Youyi Wang

Ting Li
Signature:	/s/ Ting Li

Beijing Yanhuang Shengshi Advertising Co., Ltd.
Signature:	/s/ Yigang Zhao	[company seal]
Name:
Title:

Appendix1
Existing Shareholders
1. Yigang Zhao, ID Card No.: 110221197109300016; Domicile: 5-3-303, No. 2 Ritan N. Road, Chaoyang District, Beijing, China
2. Bin He, ID Card No.: 11010519650322412X; Domicile: 1-4-8, No. 2 Dingfuzhuang Xili, Chaoyang District, Beijing, China
3. Youyi Wang, ID Card No.: 11010319730106123X; Domicile: No. 15 Congdian Yixiang, Chongwen District, Beijing, China
4. Ting Li, ID Card No.: 110103197305231216; Domicile: 6-903, Building 2, Qianmen Xidajie, Xuanwu District, Beijing, China

Appendix2
Equity Transfer Agreement

Appendix 2

Equity Transfer
Agreement

In Connection with
Beijing Yanhuang Shengshi Advertising Co., Ltd.
By and among
Redgate Interactive Advertising (Beijing) Co., Ltd.
And
Yigang Zhao, Bin He, Youyi Wang and Ting Li

Equity Transfer Agreement
Transferors:
1. Yigang Zhao, ID Card No.: 110221197109300016; Domicile: 5-3-303, No. 2 Ritan N. Road, Chaoyang District, Beijing, China
2. Bin He, ID Card No.: 11010519650322412X; Domicile: 1-4-8, No. 2 Dingfuzhuang Xili, Chaoyang District, Beijing, China
3. Youyi Wang, ID Card No.: 11010319730106123X; Domicile: No. 15 Congdian Yixiang, Chongwen District, Beijing, China
4. Ting Li, ID Card No.: 110103197305231216; Domicile: 6-903, Building 2, Qianmen Xidajie, Xuanwu District, Beijing, China
Transferee:
Redgate Interactive Advertising (Beijing) Co., Ltd., a wholly foreign-owned company incorporated and existing under the laws of China, with its registered address at Room 804, Tower 2, No. 19 Jianguomenwai Avenue, Chaoyang District, Beijing, China;
The Agreement is made by and between the Transferors and Transferee through amiable negotiation concerning the transfer of the equity interest of Beijing Yanhuang Shengshi Advertising Co., Ltd. (“Company”):
1. The Transferee shall purchase 49% equity interest of the Company held by Transferors in the consideration of RMB two million four hundred and fifty thousand (RMB2,450,000), including 36.75% held by Yigang Zhao, 4.9% by Bin He, 4.9% by Youyi Wang and 2.45% by Ting Li. The Transferee shall make payment respectively to each and all Transferors within [15] day(s) from the date of the Agreement.
2. Upon completion of the equity transfer, the Transferors and Transferee shall enjoy the rights and assume the obligations as the Company’s shareholders in accordance with the Articles of Association of the Company.
3. The Agreement shall take effect with signatures of the Parties.
(Execution page below)

[Execution Page of Equity Transfer Agreement]
Redgate Interactive Advertising (Beijing) Co., Ltd.
Signature: _________________________________
Name:
Title:
Yigang Zhao
Signature: _________________________________
Bin He
Signature: _________________________________
Youyi Wang
Signature: _________________________________
Ting Li
Signature: _________________________________